UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 4, 2011

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647
(Address of Principal Executive Offices, including zip code)

(601) 948-4091
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

During the period January 1, 2011 through June 30, 2011, Parkway Properties, Inc. (the “Company” or “Parkway”) and Parkway Properties Office Fund II, LP (“Fund II”) acquired in separate transactions an interest in 8 properties consisting of approximately 3.2 million square feet of office space together for an aggregate investment of approximately $586.7 million (the “Acquisitions”).  Set forth in Item 9.01 are audited financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to a majority of Acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.

On January 21, 2011, Parkway and Fund II purchased the office and retail portion of 3344 Peachtree located in the Buckhead submarket of Atlanta for $167.3 million.  3344 Peachtree contains approximately 484,000 square feet of office and retail space and includes an adjacent eleven-story parking structure.  Fund II’s investment in the property totaled $160.0 million, with Parkway funding the remaining $7.3 million.  Due to Parkway’s additional investment, the Company’s effective ownership in the property is 33.03%.  An additional $2.6 million is expected to be spent for closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  Simultaneous with closing, Fund II assumed the $89.6 million existing non-recourse first mortgage loan, which matures on October 1, 2017, and carries a fixed interest rate of 4.8%.  In accordance with generally accepted accounting principles (“GAAP”), the mortgage loan was recorded at $87.2 million to reflect the value of the instrument based on a market interest rate of 5.25% on the date of purchase. Parkway's equity contribution in the investment is $25.5 million and was initially funded through availability under the Company's credit facility.

On April 8, 2011, Fund II purchased Corporate Center Four at International Plaza (“Corporate Center Four”) located in the Westshore submarket of Tampa, Florida for $45.0 million.  Corporate Center Four contains approximately 250,000 square feet of office space.  An additional $5.6 million is expected to be spent for closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  In connection with the purchase, Fund II placed a $22.5 million non-recourse first mortgage loan secured by the property with an initial thirty-six month interest only period and a maturity date of April 8, 2019.  The mortgage loan has a stated rate of LIBOR plus 200 basis points.  In connection with the mortgage loan, Fund II entered into an interest rate swap agreement that fixes the interest rate at 5.4% through October 8, 2018.  Parkway’s equity contribution of $6.8 million was funded through availability under the Company’s credit facility.  Parkway’s effective ownership interest in this asset is 30%.

On May 18, 2011, Fund II and Utah Retirement System (“URS”) purchased Two Liberty Place for $180.4 million.  Two Liberty Place is a 941,000 square foot office property located in the central business district of Philadelphia, Pennsylvania.  An additional $4.7 million is expected to be spent on closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  In connection with the purchase, Fund II placed a $90.2 million non-recourse first mortgage loan on the property with an initial 48-month interest only period and a maturity date of June 10, 2019.  The mortgage has a stated interest rate of 5.3%.  Parkway’s equity contribution of $20.4 million was funded through availability under the Company’s credit facility.  Parkway’s effective ownership in the property is 19%.

In assessing 3344 Peachtree, Corporate Center Four and Two Liberty Place, the Company considered each property’s revenue sources including those which have been affected and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for commercial office space and the ability of tenants to make payments when due.  The Company also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants.

After reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2010 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Selected Acquisition Properties.

The following audited financial statement of 3344 Peachtree for the year ended December 31, 2010 is attached hereto.
Page
Independent Auditors’ Report	F-1
Statement of Revenues and Direct Operating Expenses	F-2
Notes to Statement of Revenues and Direct Operating Expenses	F-3

     The following audited financial statement of Corporate Center Four for the year ended December 31, 2010 is attached hereto.  Also included is the unaudited financial statement for the three months ended March 31, 2011:

Independent Auditors’ Report	F-5
Statements of Revenues and Direct Operating Expenses	F-6
Notes to Statements of Revenues and Direct Operating Expenses	F-7

     The following audited financial statement of Two Liberty Place for the year ended December 31, 2010 is attached hereto.  Also included is the unaudited financial statement for the three months ended March 31, 2011:

Independent Auditors’ Report	F-10
Statements of Revenues and Direct Operating Expenses	F-11
Notes to Statements of Revenues and Direct Operating Expenses	F-12
(b) Pro forma financial information.
The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2010 and as of and for the three months ended March 31, 2011 are attached hereto:

Pro Forma Consolidated Financial Statements (Unaudited)	F-14
Pro Forma Consolidated Balance Sheet (Unaudited) - As of March 31, 2011	F-15
Pro Forma Consolidated Statement of Operations (Unaudited) -
for the Year Ended December 31, 2010	F-16
Pro Forma Consolidated Statement of Operations (Unaudited) -
for the Three Months Ended March 31, 2011	F-17
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-18

As these properties are directly or indirectly owned by entities that have elected to be treated as a real estate investment trust (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(d) Exhibits

23.1 Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY PROPERTIES, INC.

Date: August 4, 2011	By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and
Chief Accounting Officer

Independent Auditors’ Report

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and direct operating expenses of 3344 Peachtree (the Property) for the year ended December 31, 2010.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

                    /s/ KPMG LLP

Jackson, Mississippi
August 4, 2011

3344 Peachtree

Statement of Revenues
and Direct Operating Expenses
(in thousands)

Year Ended
December 31, 2010

Revenues:
Rental property revenue	$13,654
Parking income	970
14,624

Direct operating expenses:
Operating expenses	2,905
Real estate taxes	1,019
Personnel	506
Management fees	299
4,729
Excess of revenues over direct operating expenses	$9,895

See accompanying notes to statement of revenues and direct operating expenses.

3344 Peachtree
Notes to Statement of Revenues
and Direct Operating Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On January 21, 2011, Parkway Properties, Inc. and Parkway Properties Office Fund II, LP purchased 3344 Peachtree (the Property), a 484,000 square foot office building with an adjacent eleven-story structured parking garage located in the Buckhead submarket of Atlanta, Georgia for $167.3 million plus closing costs.

Management’s Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property’s non-cancelable operating leases at December 31, 2010 are as follows (in thousands):

Year	Amount
2011	$13,814
2012	15,028
2013	15,125
2014	15,078
2015	14,776
Thereafter	52,512
$126,333

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2010, two tenants accounted for approximately 23% of the Property’s rental property revenue.  No other tenant accounted for more than 10% of rental property revenue in 2010.

2.     Basis of Accounting

The accompanying statement of revenues and direct operating expenses is presented on the accrual basis.  The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statement excludes certain expenses not comparable to the future operations of the Property such as depreciation and amortization, interest expense, income taxes and payroll and other costs not directly related to the proposed future operations of the Property.  The previous owners of the Property did not allocate any interest expense to the Property as all debt was recorded at the parent company level; therefore, no interest expense was recorded in the 2010 statement of revenues and direct operating expenses.  Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

Management fees of approximately 2% of revenues received from the operations of the Property were paid to an affiliate of a prior owner.  Management fee expense for the year ended December 31, 2010 was $299,000.

4.     Subsequent Events

The acquisition of the Property was completed on January 21, 2011.  Management has evaluated subsequent events related to the Property for recognition of disclosure through August 4, 2011, which is the date the statement of revenues and direct operating expenses was available to be issued and determined that there are no other items to disclose.

Independent Auditors’ Report

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and direct operating expenses of Corporate Center Four (the Property) for the year ended December 31, 2010.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

                 /s/ KPMG LLP

Jackson, Mississippi
August 4, 2011

Corporate Center Four

Statements of Revenues
and Direct Operating Expenses
(in thousands)

	Three Months Ended	Year Ended
	March 31, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental property revenue	$1,159	$4,217
Other income	-	2
	1,159	4,219

Direct operating expenses:
Operating expenses	393	1,449
Real estate taxes	107	407
Management fees	41	120
	541	1,976
Excess of revenues over direct operating expenses	$618	$2,243

See accompanying notes to statements of revenues and direct operating expenses.

Corporate Center Four
Notes to Statements of Revenues
and Direct Operating Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On April 8, 2011, Parkway Properties Office Fund II, LP purchased Corporate Center Four (the Property), a 250,000 square foot office building located in the Westshore submarket of Tampa, Florida, for $45.0 million plus closing costs.

Management’s Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property’s non-cancelable operating leases at December 31, 2010 are as follows (in thousands):

Year	Amount
2011	$4,463
2012	5,013
2013	5,564
2014	5,695
2015	5,786
Thereafter	19,730
$46,251

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2010, three tenants accounted for approximately 91% of the Property’s rental property revenue.

2.     Basis of Accounting

The accompanying statements of revenues and direct operating expenses are presented on the accrual basis.  The statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of  the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statements exclude certain expenses not comparable to the future operations of the Property such as depreciation and amortization, interest expense, income taxes and payroll and other costs not directly related to the proposed future operations of the Property.  Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The accompanying unaudited interim statement of revenues and direct operating expenses was prepared on the same basis as the statement of revenues and direct operating expenses for the year ended December 31, 2010.  In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made.  The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

3.     Management Fees

Management fees are calculated at the greater of $10,000 per month or 4% of cash receipts received from the operations of the Property and were paid to an affiliate of a prior owner.  Management fee expense for the year ended December 31, 2010 and the three months ended March 31, 2011 was $120,000 and $41,000 (unaudited), respectively.

4.     Ground Lease

The Property is subject to a ground lease.  The lease has a remaining term of approximately 70 years with an expiration date of December 2080.  Payments through September 1, 2015 are based on a rental constant applied to a per acre value.  The rental constant is established for the duration of the ground lease and adjusts each five years.

Future minimum rent under this operating lease is as follows (in thousands):

Year ending December 31:	Amount
2011	$116,247
2012	116,247
2013	116,247
2014	116,247
2015	119,714
Thereafter	15,071,392
$15,656,094

The Property records rent expense on a straight-line method.

5.     Subsequent Events

The acquisition of the Property was completed on April 8, 2011.  Management has evaluated subsequent events related to the Property for recognition of disclosure through August 4, 2011, which is the date the statements of revenues and direct operating expenses were available to be issued and determined that there are no other items to disclose.

Independent Auditors’ Report

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and direct operating expenses of Two Liberty Place (the Property) for the year ended December 31, 2010.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in Note 2 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

                 /s/ KPMG LLP

Jackson, Mississippi
August 4, 2011

Two Liberty Place

Statements of Revenues
and Direct Operating Expenses
(in thousands)

	Three Months Ended	Year Ended
	March 31, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental property revenue	$6,305	$25,515
	6,305	25,515

Direct operating expenses:
Operating expenses	1,826	7,790
Real estate taxes	759	2,743
Personnel	100	313
Management fees	162	638
	2,847	11,484
Excess of revenues over direct operating expenses	$3,458	$14,031

See accompanying notes to statements of revenues and direct operating expenses.

Two Liberty Place
Notes to Statements of Revenues
and Direct Operating Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On May 18, 2011, Parkway Properties Office Fund II, LP and Utah Retirement System purchased Two Liberty Place (the Property), a 941,000 square foot office building in Philadelphia, Pennsylvania, for $180.4 million plus closing costs.

Management’s Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property’s non-cancelable operating leases at December 31, 2010 are as follows (in thousands):

Year	Amount
2011	$24,271
2012	23,454
2013	23,676
2014	24,567
2015	24,780
Thereafter	54,019
$174,767

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2010, two tenants accounted for approximately 58% of the Property’s rental property revenue.  No other tenant accounted for more than 10% of rental property revenue during 2010.

2.     Basis of Accounting

The accompanying statements of revenues and direct operating expenses are presented on the accrual basis.  The statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statements exclude certain expenses not comparable to the future operations of the Property such as depreciation and amortization, interest expense, income taxes and payroll and other costs not directly related to the proposed future operations of the Property.  Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The accompanying unaudited interim statement of revenues and direct operating expenses was prepared on the same basis as the statement of revenues and direct operating expenses for the year ended December 31, 2010.  In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made.  The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

3.     Management Fees

Management fees of approximately 2.5% of revenues received from the operations of the Property were paid to an affiliate of a prior owner.  Management fee expense for the year ended December 31, 2010 and the three months ended March 31, 2011 was $638,000 and $162,000 (unaudited), respectively.

4.     Subsequent Events

The acquisition of the Property was completed on May 18, 2011.  Management has evaluated subsequent events related to the Property for recognition of disclosure through August 4, 2011, which is the date the statements of revenues and direct operating expenses were available to be issued and determined that there are no other items to disclose.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements
(Unaudited)

       The following pro forma consolidated balance sheet (unaudited) as of March 31, 2011 and pro forma consolidated statements of operations (unaudited) of Parkway Properties, Inc. (the “Company” or "Parkway") for the year ended December 31, 2010 and three months ended March 31, 2011 give effect to the purchase of office properties by Parkway and Parkway Properties Office Fund II, LP (“Fund II”) of 3344 Peachtree, Corporate Center Four, and Two Liberty Place (the “Properties”)  for the periods stated.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of the Properties as if all purchases had been consummated on March 31, 2011.

       The pro forma consolidated statements of operations set forth the effect of the Properties as if all purchases had been consummated on January 1, 2010.

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transaction had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2010.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2011
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
Assets		(In thousands)
Real estate related investments:
Office and parking properties	$1,917,773	$183,143	$2,100,916
Land held for development	609	-	609
Accumulated depreciation	(380,490)	-	(380,490)
	1,537,892	183,143	1,721,035

Land available for sale	750	-	750
Mortgage loans	10,533	-	10,533
Investment in unconsolidated joint ventures	1,767	-	1,767
	1,550,942	183,143	1,734,085

Rents receivable and other assets	138,100	13,505	151,605
Intangible assets, net	61,613	32,532	94,145
Cash and cash equivalents	74,160	7,053	81,213
	$1,824,815	$236,233	$2,061,048

Liabilities
Notes payable to banks	$166,581	$28,288	$194,869
Mortgage notes payable	876,617	112,700	989,317
Accounts payable and other liabilities	79,275	1,623	80,898
	1,122,473	142,611	1,265,084

Stockholders’ Equity
8.00% Series D Preferred stock, $.001 par value, 4,374,896 shares authorized, issued and outstanding	102,787	-	102,787
Common stock, $.001 par value, 65,625,104 shares authorized, 21,962,564 shares issued and outstanding	22	-	22
Common stock held in trust, at cost, 10,009 shares	(271)	-	(271)
Additional paid-in capital	516,275	-	516,275
Accumulated other comprehensive loss	(1,914)	-	(1,914)
Accumulated deficit	(136,004)	-	(136,004)
	480,895	-	480,895
Noncontrolling interest – real estate partnerships	221,447	93,622	315,069
Total equity	702,342	93,622	795,964
	$1,824,815	$236,233	$2,061,048

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$254,611	$45,237	$299,848
Management company income	1,652	-	1,652
Total revenues	256,263	45,237	301,500

Expenses
Property operating expenses	117,935	17,128	135,063
Depreciation and amortization	92,190	20,008	112,198
Impairment loss on real estate	4,120	-	4,120
Management company expenses	3,961	-	3,961
General and administrative	7,382	-	7,382
Total expenses	225,588	37,136	262,724

Operating income	30,675	8,101	38,776

Other income and expenses
Interest and other income	1,487	-	1,487
Equity in earnings of unconsolidated joint ventures	326	-	326
Gain on involuntary conversion	40	-	40
Interest expense	(54,647)	(12,988)	(67,635)
Loss from continuing operations	(22,119)	(4,887)	(27,006)
Net loss attributable to noncontrolling interests	10,789	3,287	14,076
Dividends on preferred stock	(6,325)	-	(6,325)
Loss from continuing operations attributable to common stockholders	$(17,655)	$(1,600)	$(19,255)

Loss from continuing operations per share:
Basic	$(0.82)		$(0.90)
Diluted	$(0.82)		$(0.90)

Weighted average shares outstanding:
Basic	21,421		21,421
Diluted	21,421		21,421

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$67,180	$9,686	$76,866
Management company income	338	-	338
Total revenues	67,518	9,686	77,204

Expenses
Property operating expenses	31,010	3,466	34,476
Depreciation and amortization	24,900	3,610	28,510
Management company expenses	877	-	877
Acquisition costs	2,349	(485)	1,864
General and administrative	1,807	-	1,807
Total expenses	60,943	6,591	67,534

Operating income	6,575	3,095	9,670

Other income and expenses
Interest and other income	324	-	324
Equity in earnings of unconsolidated joint ventures	35	-	35
Interest expense	(14,724)	(2,236)	(16,960)
Income (loss) from continuing operations	(7,790)	859	(6,931)
Net (income) loss attributable to noncontrolling interests	3,195	(748)	2,447
Dividends on preferred stock	(2,187)	-	(2,187)
Income (loss) from continuing operations attributable to common stockholders	$(6,782)	$111	$(6,671)

Loss from continuing operations per share:
Basic	$(0.32)		$(0.31)
Diluted	$(0.32)		$(0.31)

Weighted average shares outstanding:
Basic	21,476		21,476
Diluted	21,476		21,476

See accompanying notes.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.           On January 21, 2011, Parkway Properties, Inc. (the “Company” or “Parkway”) and Parkway Properties Office Fund II, LP (“Fund II”) purchased the office and retail portion of 3344 Peachtree located in the Buckhead submarket of Atlanta for $167.3 million.  3344 Peachtree contains approximately 484,000 square feet of office and retail space and includes an adjacent eleven-story parking structure.  Fund II’s investment in the property totaled $160.0 million, with Parkway funding the remaining $7.3 million.  Due to Parkway’s additional investment, the Company’s effective ownership in the property is 33.03%.  An additional $2.6 million is expected to be spent for closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  Simultaneous with closing, Fund II assumed the $89.6 million existing non-recourse first mortgage loan, which matures on October 1, 2017, and carries a fixed interest rate of 4.8%.  In accordance with generally accepted accounting principles (GAAP), the mortgage loan was recorded at $87.2 million to reflect the value of the instrument based on a market interest rate of 5.25% on the date of purchase. Parkway's equity contribution in the investment is $25.5 million and was initially funded through availability under the Company's credit facility.

On April 8, 2011, Fund II purchased Corporate Center Four at International Plaza (“Corporate Center Four”) located in the Westshore submarket of Tampa, Florida for $45.0 million.  Corporate Center Four contains approximately 250,000 square feet of office space.  An additional $5.6 million is expected to be spent for closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  In connection with the purchase, Fund II placed a $22.5 million non-recourse first mortgage loan secured by the property with an initial thirty-six month interest only period and a maturity date of April 8, 2019.  The mortgage loan has a stated rate of LIBOR plus 200 basis points.  In connection with the mortgage loan, Fund II entered into an interest rate swap agreement that fixes the interest rate at 5.37% through October 8, 2018.  Parkway’s equity contribution of $6.8 million was funded through availability under the Company’s credit facility.  Parkway’s effective ownership interest in this asset is 30%.

On May 18, 2011, Fund II and Utah Retirement System purchased Two Liberty Place for $180.4 million.  Two Liberty Place is a 941,000 square foot office property located in the central business district of Philadelphia, Pennsylvania.  An additional $4.7 million is expected to be spent on closing costs, building improvements, leasing costs and tenant improvements during the first two years of ownership.  In connection with the purchase, Fund II placed a $90.2 million non-recourse first mortgage loan on the property with an initial 48-month interest only period and a maturity date of June 10, 2019.  The mortgage has a stated interest rate of 5.33%.  Parkway’s equity contribution of $20.4 was funded through availability under the Company’s credit facility.  Parkway’s effective ownership in the property is 19%.

The pro forma adjustments to the Consolidated Balance Sheet as of March 31, 2011 set forth the effects of Parkway’s purchase of 3344 Peachtree, Corporate Center Four and Two Liberty Place (the “Properties”) as if each purchase had been consummated on March 31, 2011.

The allocation of the purchase price is preliminary pending completion of the valuation of tangible and intangible assets. The allocation of the purchase price is expected to be completed during the third quarter of 2011.  Since 3344 Peachtree was acquired in January 2011, the purchase has already been reflected in the March 31, 2011 consolidated balance sheet.  The pro forma effect of the preliminary allocation of purchase price to assets acquired and liabilities assumed with the purchase of the Properties is as follows (in thousands):

	3344 Peachtree	Corporate Center Four	Two Liberty Place	Pro Forma Adjustments
Real estate investments:
Land	$-	$-	$32,626	$32,626
Building and garage	-	31,871	97,550	129,421
Tenant improvements	-	4,579	16,517	21,096
Total real estate investments acquired	-	36,450	146,693	183,143
Lease costs	-	1,809	9,057	10,866
Intangible assets:
Above-market leases	-	5,246	5,766	11,012
Lease in place value	-	1,981	19,539	21,520
Total assets acquired	$-	$45,486	$181,055	$226,541

Liabilities assumed:
Below market leases	$-	$487	$680	$1,167
Accounts payable and other liabilities	-	108	-	108
Total liabilities assumed	$-	$595	$680	$1,275

Pro forma effect of net assets acquired	$-	$44,891	$180,375	$225,266

          The pro forma effect of additional amounts paid by Parkway or received from the seller in connection with the purchase and related financing of these office properties are as follows (in thousands):

	3344 Peachtree	Corporate Center Four	Two Liberty Place	Pro Forma Adjustments
Rents receivable and other assets:
Prepaid expenses	$-	$2	$1,903	$1,905
Lease costs	-	268	-	268
Capitalized loan costs, net	(4)	226	244	466
	$(4)	$496	$2,147	$2,639
Accounts payable and other liabilities:
Prepaid rent	$-	$75	$-	$75
Security deposits payable	-	179	94	273
	$-	$254	$94	$348

See note 2(c) for discussion of notes payable to banks and mortgage notes payable.

2.       The pro forma adjustments to the Consolidated Statement of Operations for the year ended December 31, 2010 and three months ended March 31, 2011 set forth the effects of Parkway’s purchase of the Properties as if the purchase had been consummated on January 1, 2010.

          The pro forma adjustments are detailed below for the year ended December 31, 2010 and three months ended March 31, 2011.

          The effect of the purchase of the Properties on income and expenses from real estate properties is as follows:

(a)   For the year ended December 31, 2010 (in thousands):

	3344 Peachtree	Corporate Center Four	Two Liberty Place	Pro Forma Adjustments
Income from office and parking properties	$15,518	$3,612	$26,107	$45,237

Property operating expenses	4,430	1,856	10,842	17,128
Depreciation and amortization	7,622	1,995	10,391	20,008
Total expenses	12,052	3,851	21,233	37,136
Operating income (loss)	3,466	(239)	4,874	8,101
Interest expense	(5,660)	(1,592)	(5,736)	(12,988)
Loss from continuing operations	(2,194)	(1,831)	(862)	(4,887)
Net loss attributable to noncontrolling interests	1,383	1,266	638	3,287
Loss from continuing operations attributable to common stockholders	$(811)	$(565)	$(224)	$(1,600)

          Depreciation and amortization is provided by the straight-line method over the estimated useful life of the asset as defined below:

Estimated Useful Life
Building and garage	40 years
Building improvements	15 years
Tenant improvements	Remaining term of lease
Lease in place value	Remaining term of lease including expected renewals
Lease costs	Remaining term of lease
Above and below market leases	Remaining term of lease

(b)   For the three months ended March 31, 2011 (3344 Peachtree only includes operations from January 1, 2011 until acquisition date on January 21, 2011) (in thousands):

	3344 Peachtree	Corporate Center Four	Two Liberty Place	Pro Forma Adjustments
Income from office and parking properties	$1,029	$1,271	$7,386	$9,686

Property operating expenses	281	500	2,685	3,466
Depreciation and amortization	357	499	2,754	3,610
Acquisition costs	(228)	(92)	(165)	(485)
Total expenses	410	907	5,274	6,591
Operating income	619	364	2,112	3,095
Interest expense	(335)	(417)	(1,484)	(2,236)
Income (loss) from continuing operations	284	(53)	628	859
Net (income) loss attributable to noncontrolling interests	(204)	20	(564)	(748)
Income (loss) from continuing operations attributable to common stockholders	$80	$(33)	$64	$111

           Depreciation is provided by the straight-line method over the estimated useful life of the asset as defined in (a) above.

   The adjustment for acquisition costs represents nonrecurring direct and incremental costs that have been reflected in the Parkway Historical Statement of Operations.

           (c)   Pro forma effect of interest expense on real estate owned reflects interest on non-recourse debt placed upon purchase as if in place January 1, 2010 and is detailed below (in thousands).

			Three
Property/Placement		Year Ended	Months Ended
Date/Rate	Debt	12/31/10	03/31/11
Debt assumed in 3344 Peachtree
01/11 5.25%	$87,225	$4,579	$258
Debt placed on Corporate Center Four
04/11 5.37%	$22,500	$1,208	$302
Debt placed on Two Liberty Place
05/11 5.33%	$90,200	$4,804	$1,201

The pro forma effect of the placement of non-recourse debt on loan cost amortization was $68,000 for the year ended December 31, 2010 and $21,000 for the three months ended March 31, 2011.

           The pro forma effect of the acquisitions on interest expense related to additional borrowings on the Company’s notes payable to banks ($28,288,000 at March 31, 2011) was $2,329,000 for the year ended December 31, 2010 and $454,000 for the three months ended March 31, 2011.

3.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

4.       Diluted net loss from continuing operations per share as reported for the year ended December 31, 2010 and three months ended March 31, 2011 was $0.82 and $0.32, respectively, based on diluted weighted average shares outstanding of 21,421,000 and 21,476,000, respectively.

           Pro forma diluted net loss from continuing operations per share as reported for the year ended December 31, 2010 and the three months ended March 31, 2011 was $0.90 and $0.31 respectively, based on diluted weighted average shares outstanding of 21,421,000 and 21,476,000, respectively.